EXHIBIT 23





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-03169) of Hartmarx Corporation of our report dated June 23, 2003 appearing on page 1 of this Form 11-K.




PricewaterhouseCoopers LLP

Chicago, Illinois
June 27, 2003




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